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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): July 31, 2003



                              GLEN BURNIE BANCORP

             (Exact name of registrant as specified in its charter)


Maryland                                0-24047                  52-1782444
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
of Incorporation)                                            Identification No.)


              101 Crain Highway, S.E., Glen Burnie, Maryland 21061
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (410) 766-3300


                                  Inapplicable
          (Former Name or Former Address if Changed Since Last Report)


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


                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

The following exhibits are filed herewith:

Exhibit No.
-----------
99.1     Press Release dated July 31, 2003


Item 12.  Results of Operation and Financial Condition.

          Reference is made to the press release issued by the Registrant on July 31, 2003, the text of which is attached hereto as Exhibit 99.1.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        GLEN BURNIE BANCORP
                                        (Registrant)


Date: August 14, 2003                   By:    /s/ F. William Kuethe, Jr.
                                           ---------------------------------
                                           F. William Kuethe, Jr.
                                           President and Chief Executive Officer





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

                                                                    Exhibit 99.1

FOR IMMEDIATE RELEASE                                     CONTACT:  Alison Tavik
--------------------------------------------------------------------------------
                                                 410-768-8857 * adtavik@bogb.net


                    Glen Burnie Bancorp Releases 2Q Earnings
                  Bancorp Reports $733,000 for Second Quarter

Highlights:
---------- -
          o    Net income up 24.8%

          o    Core earnings up 25.7%

GLEN BURNIE, MD. July 31, 2003 -- Glen Burnie Bancorp GLBZ, parent company of The Bank of Glen Burnie, today released results for the second quarter.

The company realized net income of $733,000 or $0.44 basic earnings per share in the quarter ended June 30, 2003. The company reported net income of $587,000 or $0.35 basic earnings per share in the quarter ended June 30 for the same three-month period in 2002. Year to date net income for the six months ended June 30, 2003 was $1,389,000 or $0.83 basic earnings per share compared to $1,575,000 or $0.94 basic earnings per share for the six months ended June 30, 2002 which included a one-time, after-tax gain of $470,000 resulting from an amendment to the Bank's post retirement benefit program.

"We are very pleased with operating results so far this year, particularly in light of a difficult economy," said President & CEO F. William Kuethe, Jr. "Looking at our core banking business of net interest, fee and investment income (without the 2002 one-time gain), net income for the six months ending June 30, 2003 was $1,389,000, compared to $1,105,000 in 2002. This represents a 25.7%
growth in these core earnings," Kuethe added.

On June 16, 2003, the company announced a regular quarterly dividend of 12 cents ($0.12) per share of common stock for the quarter ending June 30, 2003 that was paid on July 9, 2003 to shareholders of record at the close of business on June 26, 2003. It was Glen Burnie Bancorp's 43rd consecutive dividend.

     Glen Burnie Bancorp, parent company to The Bank of Glen Burnie, (www.thebankofglenburnie.com) maintains assets totaling more than $290 million. The Bank of Glen Burnie is a locally-owned community bank with seven branch offices serving Anne Arundel County.

     Glen Burnie Bancorp, parent company to The Bank of Glen Burnie, (www.thebankofglenburnie.com) maintains assets totaling more than $290 million. The Bank of Glen Burnie is a locally-owned community bank with seven branches serving Anne Arundel County.
                                    # # # #

     Certain information contained in this news release, which does not relate to historical financial information, may be deemed to constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, which could cause the company's actual results in the future to differ materially from its historical results and those presently anticipated or projected. For a more complete discussion of these and other risk factors, please see the company's reports filed with the Securities and Exchange Commission.

                      Glen Burnie Bancorp and Subsidiaries
                      Condensed Consolidated Balance Sheet
                (dollars in thousands, except per share amounts)

                                                 (unaudited)
                                                June 30,   Dec. 31,
                                                  2003       2002
                                                --------   --------
            Assets

Cash and due from banks                          $12,349   $11,297
Interest bearing deposits                             67        41
Federal funds sold                                 2,577     4,404
Investment securities                            106,376    91,860
Common Stock in the Glen Burnie Statutory
 Trust I                                             155       155
Loans, net of allowance                          161,846   158,287
Premises and equipment at cost, net of
 accumulated depreciation                          4,160     4,143
Other real estate owned                              175       413
Other assets                                       9,105     8,806
----------------------------------------------- --------- ---------
          Total assets                          $296,810  $279,406
=============================================== ========= =========


            Liabilities and Stockholders' Equity

          Liabilities:
Deposits                                        $256,302  $241,420
Short-term borrowings                              1,813       837
Long-term borrowings                               7,239     7,251
Guaranteed preferred beneficial interests in
 Glen Burnie
   Bancorp junior subordinated debentures          5,155     5,155
Other liabilities                                  2,784     2,953
----------------------------------------------- --------- ---------
          Total liabilities                     $273,293  $257,616
----------------------------------------------- --------- ---------


          Stockholders' equity:
Common stock, par value $1, authorized
 15,000,000 shares;
     issued and outstanding June 30, 2003
      1,682,773;
     December 31, 2002   1,677,173 shares         $1,683    $1,677
Surplus                                           10,736    10,638
Retained earnings                                  8,933     7,947
Accumulated other comprehensive income (loss),
 net of tax                                        2,165     1,528

----------------------------------------------- --------- ---------
          Total stockholders' equity             $23,517   $21,790
----------------------------------------------- --------- ---------

          Total liabilities and stockholders'
           equity                               $296,810  $279,406
=============================================== ========= =========


                      Glen Burnie Bancorp and Subsidiaries
                  Condensed Consolidated Statements of Income
                (dollars in thousands, except per share amounts)


                           Three Months Ended      Six Months Ended
                                 June 30,              June 30,
                          --------------------- ---------------------
                             2003       2002       2003       2002
                          ---------- ---------- ---------- ----------

Interest income on
   Loans, including fees     $2,830     $3,091     $5,649     $6,206
   U.S. Treasury and U.S.
    Government agency
    securities                  526        674      1,013      1,279
   State and municipal
    securities                  435        281        810        539
   Other                        118        132        249        275
-------------------------  --------   --------   --------   --------
          Total interest
           income             3,909      4,178      7,721      8,299
-------------------------  --------   --------   --------   --------

Interest expense on
   Deposits                     864      1,039      1,763      2,163
   Junior subordinated
    debentures                  137        137        273        273
   Long-term borrowings         110        107        218        213
   Short-term borrowings          1          1          2          3
-------------------------  --------   --------   --------   --------
          Total interest
           expense            1,112      1,284      2,256      2,652
-------------------------  --------   --------   --------   --------

          Net interest
           income             2,797      2,894      5,465      5,647

Provision for credit
 losses                           0          0          0          0

-------------------------  --------   --------   --------   --------
          Net interest
           income after
           provision for
           credit losses      2,797      2,894      5,465      5,647
-------------------------  --------   --------   --------   --------

Other income
   Service charges on
    deposit accounts            249        251        507        500
   Other fees and
    commissions                 236        148        444        286
   Other non-interest
    income                        3          1          5        768
   Gains on investment
    securities                   15          2        107          6
-------------------------  --------   --------   --------   --------
          Total other
           income               503        402      1,063      1,560
-------------------------  --------   --------   --------   --------





Other expenses
   Salaries and employee
    benefits                  1,483      1,494      2,948      2,918
   Occupancy                    164        146        376        292
   Other expenses               798        894      1,596      1,794
-------------------------  --------   --------   --------   --------
          Total other
           expenses           2,445      2,534      4,920      5,004
-------------------------  --------   --------   --------   --------

Income before income
 taxes                          855        762      1,608      2,203

Income tax expense
 (benefit)                      122        175        219        628
-------------------------  --------   --------   --------   --------

Net income                     $733       $587     $1,389     $1,575
=========================  ========   ========   ========   ========

Net income per share of
 common stock                 $0.44      $0.35      $0.83      $0.94
=========================  ========   ========   ========   ========

Weighted-average shares
 of common stock
 outstanding              1,680,270  1,664,052  1,678,807  1,664,911
========================= =========  =========  =========  =========
